                                                                    EXHIBIT 21.1

                    SUBSIDIARIES OF CORPORATE EXPRESS, INC.
                    ---------------------------------------


1.  Distribution Resources Co. (Colorado)
         5340 S. Quebec
         Englewood, CO 80111

2.  Hermann Marketing, Inc. (Missouri)
         1400 Price Rd.
         St. Louis, MO 63132

     a.  Sales Marketing, Inc. (Minnesota)
             1286 Trapp Road
             St. Paul, MN 55121

3.  Sofco-Mead, Inc. (New York)
         3366 Walden Avenue
         Depew, NY  14043

  a.  Sofco, Inc. (New York)
             702 Potential Parkway
             Scotia, NY  12302

  b.  DJ Mead Hubbs & Howe, Inc. (Delaware)
             3366 Walden Avenue
             Depew, NY  14043

  c.  SQP, Inc. (New York)
             602 Potential Parkway
             Scotia, NY  12302

  d.  Sofco of Ohio, Inc. (New York)
             210 Hayes Dr., Suite A
             Cleveland, OH  44131

  e.  S&Q Property, Inc. (New York)
             702 Potential Parkway
             Scotia, NY  12302

  f.  SMI Management, Inc. (New York)
             702 Potential Parkway
             Scotia, NY  12302
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  g.  EPCO Packaging Services, Inc.(Delaware)
             702 Potential Parkway
             Scotia, NY  12302

4.  ProSoft Management Systems, Inc. (Connecticut)
         88 Ryders Lane, Suite 216
         Stratford, CT 06497

5.  Dixie Data Products, Inc. (Mississippi)
         520 Highway 80 West
         Jackson, MI 39204

6.  Distribution Solutions, Inc. (Texas)
         11 Greenway, Suite 250
         Houston, TX  77046

  a.  Ashabranner-Eubanks Interests, Inc. (Texas)
             11 Greenway, Suite 250
             Houston, TX  77046

  b.  Distributions Solutions-Dallas, Inc. (Texas)
             11 Greenway, Suite 250
             Houston, TX  77046

  c.  Distributions Solutions-Houston, Inc. (Texas)
             11 Greenway, Suite 250
             Houston, TX  77046

  d.  Distributions Solutions-San Antonio, Inc. (Texas)
             11 Greenway, Suite 250
             Houston, TX  77046

  e.  Transportation Innovations, Inc. (d/b/a NOVA) (Texas)
             11 Greenway, Suite 250
             Houston, TX  77046

7.  Elite Courier, Ltd. (Connecticut)
         737 Canal Street
         Stamford, CT  06902

8.  Innovative Transportation Concepts, Inc. (New York)
         500 Seneca Street
         East Aurora, NY  14052
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9.  John C. Brimo and Associates, Inc. (New York)
         P.O. Box 28
         East Aurora, NY  14052

10.  Metro Air, Inc. (Delaware)
         4315 Frances, Suite 200
         Omaha, Nebraska  68105

11.  Midnite Express International Courier, Inc.(California)
         915-925 W. Hyde Park Boulevard
         Inglewood, California  90302

12.  NYC Express, Inc. (New York)
         P.O. Box 28
         East Aurora, NY  14052

13.  OK Express, Inc. (Oklahoma)
         P.O. Box 271435
         Oklahoma City, OK

14.  Pronto Delivery Service, Inc. (Texas)
         405 North "T" Street, Suite A
         Harlingen, TX  78550

15.  St. Paul Book & Stationery, Inc. (Minnesota)
         1233 W. County Road AE@
         Arden Hills, MN 55112

16.  CEX Holdings, Inc. (Colorado)
         325 Interlocken Parkway
         Broomfield, CO  80021 17.

  a.  Resource Data Systems (New York)
          225 Varick Street
          New York, New York  10014

  b.  Towne Office Supply (New York)
             111 Eighth Avenue
             New York, New York  10011

  c.  Jay & Bee Office Solutions, Inc. (Illinois)
             230 Lexington Drive
             Buffalo Grove, IL 60089
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  d.  Corporate Express of the South, Inc. (Delaware)
             561 Village Trace Bldg.
             Mairetta, GA  30067

  (1)  Schooley, Inc. (Delaware)
               3401 Truman Road
               Kansas City, MO  64127

  (2) Lake Charles Office Plus, Inc. (Louisiana)
               320 Seventh Street
               Lake Charles, LA  70601

  (3) CE Miami Real Estate, Inc. (Delaware)
               325 Interlocken Parkway
               Broomfield, Colorado  80021

  (4) Columbia Office Supply Co. (South Carolina)
               1021 Indian Mound Road
               Lexington, SC  29072

  (5) Jim Ammons Office Supply, Inc. dba Ammons Office Plus (North Carolina)
               P.O. Box 1377
               Arden, NC  28704

  (6) Forms & Supplies, Inc. (Tennessee)
               4670 Shelby Drive, Suite 106
               Memphis, TN  38118

  (7) Precision Business Suppliers, Inc. (Georgia)
               1430 Laurel Haven Ct.
               Lawrenceville, GA  30243

  (8)  Ideal, Inc. (Illinois)
               13 N. Church Street
               Belleville, IL  62221

  (9) Bishop Office Furniture Company, Inc. (Florida)
               1800 East Colonial
               Orlando, FL 32803

  (10) Carr Printing & Office Supplies, Inc. (Louisiana)
               1000 S. Cypress St.
               Hammond, LA 70403

  (11)  Inform, Inc. (Tennessee)
               2712 Westwood Drive
               Nashville, TN 37204

  (12) Meldrum Business Systems, Inc. (Louisiana)
               555 Southfield Road
               Shreveport, LA 71106

  (13) Computer Software, Inc. (Georgia)
               303 Research Drive, Suite 150
               Norcross, GA 30092

  e.  Corporate Express of the West, Inc. (Colorado)
             300 SW 41st Street
             Renton, WA  98055

   (1) International Office Equipment and Paper Supply, Inc. (Colorado)
               1500 W. Hampden Avenue, Unit 4C
               Englewood, CO  80111

  f.  Corporate Express of Texas, Inc. (Delaware)
             5225 Katy Freeway
             Houston, TX  77007

  g.  Corporate Express of the East, Inc. (Delaware)
             35 Melanie Lane
             Whippany, NJ  07981

   (1) Federal Sales Service, Inc. (Virginia)
               6598 Fleet Drive
               Alexandria, VA  22310

   (2) Contemporary Office Products, Inc. (Ohio)
               3904 St. Clair Avenue
               Cleveland, OH  44114

   (3) Laser Perfect Products, Inc. (Massachusetts)
               5 First Avenue
               Peabody, MA  01960-4908

   (4) OP2000, Inc. (Delaware)
               44 Garden Street
               Danvers, MA  01923

  (5) Office Products Network of North America, Inc. (Maryland)
               325 Interlocken Parkway
               Broomfield, CO  80021

  (6) Virginia Impressions Products Co., Inc. (Virginia)
               11250 Hopson Road
               Richmond, VA  23227

  (7) MicroMagnetic Systems, Inc. (Virginia)
               3941 Deep Rock Road
               Richmond, VA 23233

  (8)  Everything for the Office, Inc. (Minnesota)
               8201 54th Avenue North
               New Hope, MN 55428

  h.  Corporate Express Imaging and Computer Graphics Supplies, Inc. (Delaware)
             508 S. Military Trail
             Deerfield Beach, FL  33442

  (1) International Business Supplies Corporation (Maryland)
               508 S. Military Trail
               Deerfield Beach, FL  33442

  i.  Ross-Martin Company, Inc. (Delaware)
             6500 E. 44th Street
             Tulsa, OK  74145

  j.  Corporate Express Real Estate, Inc. (Delaware)
             325 Interlocken Parkway
             Broomfield, CO  80021

  k.  CEX Land Company (Delaware)
             1 Environmental Way
             Broomfield, CO  80021

  l.  ASAP Software Express, Inc. (Illinois)
             850 Asbury Drive
             Buffalo Grove, IL  60089

  m.  Corporate Express Delivery Systems, Inc.  (Delaware)
             11 Greenway Plaza, Suite 250
             Houston, Texas  77046

  (1) American Delivery System, Inc. (Michigan)
               3080 Orchard Lake Road
               Keego Harbor, Michigan  48320

  (2) Corporate Express Distribution Services, Inc. (Michigan)
               3080 Orchard Lake Road
               Keego Harbor, Michigan  48320

  (3) CallCenter Services, Inc. (Delaware)
               31550 Winter Place Parkway
               Salisbury, Maryland  21801

  (4) New Delaware Delivery, Inc. (Delaware)
               11 Greenway Plaza, Suite 250
               Houston, Texas  77046

  (5) Red Arrow Corporation (Missouri)
               130 Byassee
               St. Louis, MO  63042

  (6) SRG Enterprises, Inc. (New York)
               160 or 168 Milbar Boulevard
               Farmingdale, NY  11735

  (7) Corporate Express Delivery Systems - Intermountain, Inc. (Delaware)
               2465 S. 19th Avenue, Suite D-3
               Phoenix, Arizona  85009

     (a) Corporate Express Delivery Leasing - Intermountain, Inc. (Delaware) 2465 S. 19th Avenue, Suite D-3
               Phoenix, Arizona  85009

  (8) Corporate Express Delivery Systems - Mid-Atlantic, Inc. (Delaware)
               7768 Woodmont Avenue, Suite 201
               Bethesda, Maryland  20814

     (a) Corporate Express Delivery Leasing - Mid-Atlantic, Inc. (Delaware) 7768 Woodmont Avenue, Suite 201
               Bethesda, Maryland  20814

  (9) Corporate Express Delivery Systems - Mid-West, Inc. (Delaware)
               2040 N. Ashland Avenue
               Chicago, Illinois  60614
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        (a) Corporate Express Delivery Leasing - Mid-West, Inc. (Delaware)
               2040 N. Ashland Avenue
               Chicago, Illinois  60614

        (b)  B. Kay, Inc. (Nebraska)
               2040 N. Ashland Avenue
               Chicago, Illinois  60614

        (c) BJAM Enterprises, Inc. (Nebraska)
               2040 N. Ashland Avenue
               Chicago, Illinois  60614

  (10) Corporate Express Delivery Systems - New England, Inc. (Delaware)
               53 Hurlbut Street
               West Hartford, Connecticut  061101

        (a) Corporate Express Delivery Leasing - New England, Inc. (Delaware) 53 Hurlbut Street
               West Hartford, Connecticut  06110

  (11) Corporate Express Delivery Systems - Northeast, Inc. (Delaware)
               58-18 37th Avenue
               Woodside, New York  11377

        (a) Corporate Express Delivery Leasing - Northeast, Inc. (Delaware) 58-18 37th Avenue
               Woodside, New York  11377

  (12) Corporate Express Delivery Systems - Southeast, Inc. (Delaware)
               6131 Anno Avenue, Suite 101
               Orlando, Florida  32809

        (a)  Air Courier Dispatch of New Jersey, Inc. (Minnesota)
               1080 Holcomb Bridge Road
               Building 200, Suite 140
               Roswell, GA 30076

        (b)  Dependable Courier Services, Inc. (Georgia)

        (c)   Film Transit, Inc. (Arkansas)
               3931 Homewood Road
               Memphis, TN 38118

        (d)  Sunbelt Courier, Inc. (Arkansas)
               1000 North Vine Street
               North Little Rock, AR 72116

        (e)  Tricor America, Inc. (California)
               717 Airport Boulevard
               South San Francisco, CA 94080

  (13) Corporate Express Delivery Systems - Southwest, Inc. (Delaware)
               1140 West Loop North
               Houston, Texas  77055

        (a) Corporate Express Delivery Leasing - Southwest, Inc. (Delaware) 1140 West Loop North
               Houston, Texas  77055

  (14) Corporate Express Delivery Systems - West Coast, Inc. (Delaware)
               1848 Echo Park Avenue
               Los Angeles, California  90026

        (a) Corporate Express Delivery Leasing - West Coast, Inc. (Delaware) 1848 Echo Park Avenue
               Los Angeles, California  90026

        (b) Midnite Express International Couriers Limited
               Unite 3 & 4, The Metro Center
               St. Johns Road
               Isleworth

        (c) Midnite Express International (Australia) Pty. Limited
               27 Botany Rd.
               Rosebury, Australia

  (15) U.S. Delivery Administration, Inc. (Nevada)
               11 Greenway Plaza, Suite 250
               Houston, Texas  77046

  (16) U.S. Delivery Management Business Trust (Delaware Business Trust)
               11 Greenway Plaza, Suite 250
               Houston, Texas  77046

  (17) USDS Canada, Ltd.

          (a)  Visex Courier Services, Inc.
               7845 Bath Road
               Mississauga, Ontario L4T 4C1

          (b) Swift Messenger Service Canada, Ltd.
               159 Cleopatra Drive North, Unit 900
               Nepean, Ontario
               CANADA K2G 5X4

          (c) Axiom Contract Management, Inc.

n.   Corporate Express (Holdings) Limited
          Enterprise Pavillon
          London Square
          Crosslanes
          Guildford, Surrey UK GU11UG

  (1) Network (Office Supplies) Ltd
               Enterprise Pavillon
               London Square
               Crosslanes
               Guildford, Surrey UK GU11UG

  (2) Corporate Express (UK) Ltd
               Enterprise Pavillon
               London Square
               Crosslanes
               Guildford, Surrey UK GU11UG

  (3) Unistat (Office Supplies Systems) Limited
               Enterprise Pavillon
               London Square
               Crosslanes
               Guildford, Surrey UK GU11UG

  (4) The Harrison Terry Group Limited
               Enterprise Pavillon
               London Square
               Crosslanes
               Guildford, Surrey UK GU11UG

o.  Corporate Express Canada, Inc.
          120 Traders Blvd. E,
          Mississauga, Ontario Canada L4Z 2H7

  (1)  Centura Office Products, Inc.
               559 Alness Street
               Downsview, Ontario M3J 2T8

  (2) O'Neil Stationery & Office Equipment, Ltd.
               P. O. Box 636
               121 Front Street
               Belleville, Ontario K8N 5B3

p.  Corporate Express South Pacific Pty Ltd.
          Level 26
          AMP Centre
          50 Bridge Street
          Sydney, NSW 2000, Australia

  (1) Corporate Express Holdings Australia Pty Limited
               Level 26
               AMP Centre
               50 Bridge Street
               Sydney, NSW 2000, Australia

  (2) Corporate Express Finance Australia Pty Limited
               Level 26
               AMP Centre
               50 Bridge Street
               Sydney, NSW 2000, Australia

        (a) Corporate Express Australia Limited
               (37% and 15% by 25.a. and 25.b.)
                   67-77 Epsom Road
                   Rosebery, NSW 2018, Australia

  i)  Ballment Manufacturing Co. Pty Limited
  67-77 Epsom Road
  Rosebery, NSW 2018, Australia

        a)  Corporate Express Australia (NSW) Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  1.  Corporate Express Australia (QLD) Pty Limited
                (25% and 75% by 25b.(1)(a) and 25b.(1)(a)i))
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  ii)  Corporate Express Australia (Vic) Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  a)  Corporate Express Australia (SA) Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  iii)  Revson Australia Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  iv)  Boulton Robinson Office Supplies Pty Ltd
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  v)  Corporate Express Australia (ACT) Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  vi)  Corporate Express New Zealand Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

  vii)  Corporate Express Australia (NT) Pty Limited
                67-77 Epsom Road
                Rosebery, NSW 2018, Australia

17.  Corporate Express (Deutschland) GmbH
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

  a. Reese GmbH & Co.
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

  b. BIT Messerknecht GmbH
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

  c. Messerknecht BuroKommunication GmbH
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

  d. Buro-Partner
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

  e.  Eugen Haas
                Rendsburger Lanstr. 196-198
                24113 Kiel Germany

18.  Nimsa, SA

  a. Trivial Information, SA

19.  Cession 26e Avenue

20.  SCI Siman

21.  CE of Southern Europe, LLC

  a. Corporate Express of Italy